Registration No. 811-2120
Registration No. 2-38414

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No.	76	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	76	X

(Check appropriate box or boxes)

SECURITY INCOME FUND
(Exact Name of Registrant as Specified in Charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
(Address of Principal Executive Offices/Zip Code)

Registrant's Telephone Number, including area code:
(785) 438-3127
Copies To:
James R. Schmank, President Security Income Fund One Security Benefit Place Topeka, KS 66636-0001 (Name and address of Agent for Service)	Amy J. Lee, Secretary Security Income Fund One Security Benefit Place Topeka, KS 66636-0001

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

__    immediately upon filing pursuant to paragraph (b)

_X_ on January 30, 2004, pursuant to paragraph (b)

__    60 days after filing pursuant to paragraph (a)(1)

__    on January 30, 2004, pursuant to paragraph (a)(1)

__    75 days after filing pursuant to paragraph (a)(2)

__    on January 30, 2004, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

__    this post-effective amendment designates a new effective date for a previously filed post-effective amendment

SECURITY INCOME FUND
FORM N-1A

This Amendment to the Registration Statement of Security Income Fund, which contains four series, relates only to the Capital Preservation Series. The prospectus and statement of additional information for the other series of the Registrant are incorporated herein by reference to the Registrant's January 16, 2004 filing under Rule 485(a) under the Securities Act of 1933.

Prospectus                                                    February 1, 2004

SECURITY FUNDSSM

Security Capital Preservation Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund's Objective
Principal Investment Strategies
Investment Process
Temporary Defensive Position
Principal Investments
Fixed Income Securities
Wrapper Agreements
Short-Term Investments
Derivative Instruments
Other Investments
Principal Risks
Interest Rate
Credit
Wrapper Agreement
Prepayment
Market
Security Selection
Liquidity
Pricing
Derivative
Foreign Investment
Lower Rated Securities
Initial Public Offerings
Who Should Consider Investing in the Fund
Past Performance
Fees and Expenses of the Fund
Management of the Fund
Board of Directors
Other Services
Sub-Adviser Authorization
Management of the Portfolio
Investment Adviser
Portfolio Managers
Organizational Structure
Calculating the Fund's Share Price
Buying Shares
Market Timing/Short Term Trading
Class A Shares
Class A Distribution Plan
Class B Shares
Class B Distribution Plan
Class C Shares
Class C Distribution Plan
Waiver of Deferred Sales Charge
Selling Shares
Interest Rate Trigger
Qualified TSA Redemptions
Qualified IRA Redemptions
Qualified Plan Redemptions
Payment of Redemption Proceeds
Dividends and Distributions
Tax Considerations
Shareholder Services
Accumulation Plan
Systematic Withdrawal Program
Exchange Privilege
Retirement Plans
General Information
Shareholder Inquiries
Financial Highlights
Appendix A - Reduced Sales Charges
Class A Shares
Rights of Accumulation
Statement of Intention
Reinstatement Privilege
Purchases at Net Asset Value

Fund's Objective

The Security Capital Preservation Fund seeks a high level of current income while seeking to maintain a stable value per share. The Fund's objective is not a fundamental policy and may be changed by the Fund's Board of Directors at any time.

Principal Investment Strategies

The Fund invests all of its assets in a master portfolio (the PreservationPlus Income Portfolio ("Portfolio")), which has the same investment objective as the Fund. Accordingly, references to the Fund investing in particular types of securities or asset classes are actually references to what is done by the underlying Portfolio.

The Fund, through the Portfolio, seeks to achieve its goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies or banks.

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise-but also are more likely to receive more income from their investment to compensate for the risk.

In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which evaluates the equity, bond, cash and currency opportunities across domestic and international markets.

Investment Process

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, the Portfolio's Investment Adviser. Deutsche Asset Management, Inc. ("DeAM, Inc."), analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the covered assets and, as a result, provide a stable value per share for the Fund. Covered assets are assets of the Portfolio that are covered by and subject to the terms of the Wrapper Agreement. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. DeAM, Inc. performs proprietary credit analysis on a large universe of issuers and actively manages the negotiation and maintenance of Wrapper Agreements.

The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including, but not limited to, futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some options and futures strategies used to implement the global asset strategy are utilized to hedge the Fund's investments against price fluctuations. Examples of such strategies include, among others: selling futures, buying puts and writing calls. Other strategies are utilized to increase and broaden the Fund's market exposure. Examples of such strategies include, among others: buying futures, writing puts and buying calls. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow shifts of investment exposure from one currency to another to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar.

Successful implementation of the global asset allocation strategy depends on DeAM, Inc.'s judgment as to the potential risks and rewards of implementing the different types of strategies.

Temporary Defensive Position - From time to time a temporary defensive position may be adopted in response to adverse political, economic or market events. Up to 100% of the Fund's assets could be placed in short-term obligations within one of the top two investment ratings. These short-term obligations may not be covered by a Wrapper Agreement. To the extent such a position is adopted, the Fund may not meet its goal of a high level of current income or a stable net asset value. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Principal Investments

Fixed Income Securities - The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined to be of similar quality, the Fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase (also known as junk bonds). To gain exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliate of the Portfolio. If the Fund directly invests in high yield debt securities, it will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by DeAM, Inc. to be of similar quality). If the Fund invests in the Scudder High Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the Fund could gain by buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund's investment policies are included in its prospectus which may be obtained by calling 1-800-730-1313.

Fixed income securities in which the Fund may invest include the following:

  U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government. Certain of the U.S. Government securities in which the Fund may invest are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality.

  U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

  U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

  Mortgage pass-through securities issued by governmental and non-governmental issuers.

  Collateralized mortgage obligations, real estate mortgage investment conduits, and commercial mortgage backed securities.

  Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

The following policies are employed to attempt to reduce the risks involved in investing in fixed income securities:

  Assets are allocated among a diversified group of issuers.

  Investments are primarily made in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of the McGraw-Hill Companies, or Fitch, another nationally recognized statistical rating organization, or, if unrated, determined by the Portfolio's Investment Adviser to be of comparable quality.

  Average portfolio duration of 2.5 to 4.5 years is targeted by investing in fixed income securities with short- to intermediate term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Wrapper Agreements - The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's use of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on the value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Wrapper Agreements, up to specified amounts, under certain circumstances.

Book value of the Wrapper Agreement is generally their deposits, plus interest accrued at the crediting rate, less any adjustments for deposits or withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements).

In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider may become obligated to pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund may become obligated to pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

The Crediting Rate:

  Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value of the Wrapper Agreements and the market value of the Covered Assets; and

  Is a significant component of the Fund's yield.

The following policies are employed to attempt to reduce the risks involved in using Wrapper Agreements:

  Wrapper Agreements are entered into with multiple issuers, each of which has received a high quality rating.

  The financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers of Wrapper Agreements to the Fund are monitored on a continuous basis.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

A high quality rating means a security is rated in the top two long-term ratings categories by a nationally recognized statistical rating organization.

Short-Term Investments - The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, in one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined to be of similar quality by DeAM, Inc.

Derivative Instruments - The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. These instruments are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these securities if we believe that their return potential more than compensates for the extra risks associated with using them.

Other Investments - The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements, to be announced securities ("TBA securities") and dollar rolls.

Principal Risks

Set forth below are some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, and the risks of investing in the Fund in general. Although an attempt is made to assess the likelihood that these risks may actually occur and to limit them, there can be no guarantee that it will succeed.  The value of an investment in the Fund could  fluctuate.  Investors could lose money.

Interest Rate - All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase when interest rates fall). Investors should note that interest rates are at, or near, historic lows.

Credit - An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement - Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

  A Wrapper Provider could default, which could cause the Fund's share price to fluctuate and could result in losses for investors in the Fund. Similarly, a downgrade in the credit rating of a Wrapper Provider may require the Fund to replace the Wrapper Provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in the Fund's net asset value, including a decline resulting from the application of the Fund's fair value procedures. Because there is no active trading market for Wrapper Agreements, they are illiquid investments, which means that the Fund cannot quickly sell or assign its position at an acceptable price.

  The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

  The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments. Additionally, if a Wrapper Provider is unable or unwilling to perform under a Wrapper Agreement, the Fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The Fund may also lose the benefit of Wrapper Agreement coverage on any portion of its assets that are substantially credit impaired or in default in excess of a certain percentage of Fund assets.

  There are a limited number of Wrapper Providers. The Fund may not be able to obtain Wrapper Agreements to cover all of its assets. From time to time, the Fund may close to new investors if it is unable to obtain Wrapper Agreements to cover all of its assets.

  If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the Portfolio's Board may determine the fair value of that Wrapper Agreement may not equal the difference between the book value of the Wrapper Agreement and market value of the covered assets, which could cause the Fund's share price to fluctuate.

  Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates. Because the Fund enters into Wrapper Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect current market rates. In addition, purchases or redemptions by shareholders may increase or decrease the "crediting rate," which is the rate of return on the portion of the Fund covered by Wrapper Agreements, which may increase or decrease the Fund's yield. Under extreme circumstances, for example, if shareholder redemptions and interest rates are increasing at the same time, the Fund's yield could be reduced to zero for an extended period of time and the Fund may be required to rely on the Wrapper Agreements to pay further redemptions.

  The Fund may not be able to maintain a constant net asset value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper Agreements as offsetting the market value fluctuations of the Covered Assets. The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by "stable value" mutual funds, including the Fund. In the event that the SEC determines that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the Fund's net asset value ("NAV").

Prepayment - As interest rates decline, the issuers of fixed income securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

Market - Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the Fund's fixed income investments or Wrapper Agreements.

Security Selection - While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity - Liquidity risk is the risk that a security cannot be sold or disposed of quickly at a price that reflects its estimated value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. The Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of its net assets.

Pricing - When price quotations for securities are not readily available, their value is determined by the method that most accurately reflects their current worth under procedures adopted by the Portfolio's Board of Trustees. This procedure implies an unavoidable risk, the risk that the prices are higher or lower than the prices that the securities might actually command if sold.  If the securities have been valued too highly, the investor may pay too much for Fund shares when purchased.  If the prices are underestimated, the investor may not receive the full market value for Fund shares when sold.

According to the procedures adopted by the Portfolio's Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Portfolio's Board of Trustees determines that a Wrapper Agreement should not be valued this way, the NAV of the Fund could fluctuate.

Derivative - Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

  the derivative may not fully offset the underlying positions;

  the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

  the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

Foreign Investment - To the extent that the Fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, research efforts are devoted to understand and assess the impact of these differences upon a company's financial condition.  Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Lower Rated Securities - The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Portfolio's Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the Investment Adviser's research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the Fund, DeAM, Inc. attempts to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. DeAM, Inc.'s analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Initial Public Offerings - Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the Fund's performance if it has a small assets base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

Who Should Consider
Investing in the Fund

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

The Fund offers shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, simplified employee pension IRAs (SEP IRAs), and savings incentive match plans for employees (SIMPLE IRAs). Participant-directed employee benefit plans include Keogh plans, 401(a) plans, 403(b) plans and 457 plans.

You should not consider investing in the Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.

Past Performance

The chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Funds' Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of a broad measure of market performance. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers and/or reimbursements the performance quoted would be reduced. As with all mutual funds, past performance is not a prediction of future results.

The bar chart does not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include deduction of the 3.5% front-end sales charge. Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years. Class C shares include the deferred sales charge of 1% in the first year. Performance information does not include deduction of the 2% redemption fee which may apply to certain redemptions.

Security Capital Preservation Fund - Class A

Highest and Lowest Returns (Quarterly 2000-2003)
Highest Quarter

20.00%
15.00%
10.00%
5.00%
0.00%
6.60%
6.02%
4.51%
3.51%
2000
2001
2002
2003

Q2 ended June 30, 2000	1.69%
Lowest Quarter
Q2 ended June 30, 2003	0.86%

Average Annual Total Returns (through December 31, 2003)
	1 Year	Life of Fund[1]
Class A	-0.09%	4.46%
Class B	-2.00%	4.38%
Class C	2.25%	5.00%
Lehman Brothers 1-3 Year Government/Credit Index[2] (reflects no deduction for fee expenses)	2.87%	5.98%[3]

1  For the period beginning May 3, 1999 (date of inception) to December 31, 2003.

2  Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including US government bonds and corporate bonds with maturities of between 1 and 3 years.

3  Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers 1-3 Year Government/ Credit Index is for the period May 1, 1999 to December 31, 2003. Index performance assumes reinvestment of dividends and distributions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
	Class A Shares[1]	Class B Shares[2]	Class C Shares[3]
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	3.5%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5% during the first year, decreasing to 0% in the sixth and following years	1%
Maximum Redemption Fee[4]	2%	2%	2%

1   Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

2   Class B shares convert tax-free to Class A shares automatically after eight years.

3   A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

4   The redemption fee payable to the master portfolio is designed primarily to offset those expenses which may be incurred by the Portfolio in connection with certain shareholder redemptions. Proceeds from the redemption fee will be used by the Portfolio to offset the actual portfolio and administrative costs associated with such redemptions, including custodian, transfer agent, settlement, and account processing costs, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements. The redemption fee does not apply to Qualified TSA, Qualified IRA or Qualified Plan Redemptions. The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in the prospectus in effect at the time of the redemption.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses[3,4,5,6]
Class A	0.70%	0.25%	0.59%	1.54%
Class B	0.70%	0.75%	0.59%	2.04%
Class C	0.70%	0.50%	0.59%	1.79%

1   The Fund does not directly pay a management fee. However, the Portfolio pays a management fee to De AM, Inc. The Portfolio will reduce its advisory fee to 0.10% of its average daily net assets with respect to assets invested in the Scudder High Income Plus Fund, an affiliate of the Portfolio. The Portfolio will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

2   "Other Expenses" include the annual premium paid for Wrapper Agreements.

3   Information on the annual Fund operating expenses reflects the expenses of both the Fund and the Portfolio.

4   Security Management Company, LLC ("SMC"), the Fund's Administrator, has agreed that if the total annual expenses of the Fund, excluding interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the Fund an amount and/or waive its fee as may be necessary to insure that the total annual expenses do not exceed such amount.

5   Total expenses for Class A, B and C shares for the most recent fiscal year were the amount shown above because of a fee waiver or reimbursement of expenses by De AM, Inc. With the fee waiver and reimbursement, the Funds' actual total annual fund operating expenses for the year ended September 30, 2003, were as follows: Class A -1.46%, Class B -1.96%, and Class C -1.71%. This is a voluntary fee waiver and may be discontinued at any time.

6   Expense information has been restated to reflect current fees. Effective February 1, 2004, the Fund has in place a new fund accounting and administration agreement and a new transfer agency agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$819	$1,160	$2,120
Class B	707	940	1,298	2,241
Class C	282	563	970	2,105

You would pay the following expenses if you redeemed your shares at the end of each period and were assessed the 2% Redemption Fee.

	1 Year	3 Years	5 Years	10 Years
Class A	$697	$1,029	$1,385	$2,387
Class B	910	1,155	1,326	2,507
Class C	485	779	1,201	2,375

You would pay the following expenses if you did not redeem your shares.

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$819	$1,160	$2,120
Class B	207	640	1,098	2,241
Class C	182	563	970	2,105

Management of the Fund

Board of Directors - The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Directors, and the Directors supervise all of the Fund's activities on their behalf.

Other Services - The Fund's administrator, Security Management Company, LLC ("SMC" or the "Administrator") provides administrative services, fund accounting services and transfer agency services to the Fund. Bankers Trust provides administrative services-such as portfolio accounting, legal services and other services-for the Portfolio.

Pursuant to a separate Management Services Agreement, SMC also performs certain other services on behalf of the Fund. Under this Agreement, SMC provides, among other things, feeder fund management and administrative services to the Fund which include:

  monitoring the performance of the Portfolio;

  coordinating the Fund's relationship with the Portfolio;

  communicating with the Fund's Board of Directors and shareholders regarding the Portfolio's performance and the Fund's two tier structure, and in general;

  assisting the Board of Directors of the Fund in all aspects of the administration and operation of the Fund.

For these services, the Fund pays SMC a fee at the annual rate of 0.20% of its average daily net assets, calculated daily and payable monthly.

For providing certain shareholder services to the Fund, SMC receives from DeAM, Inc. a fee which is equal on an annual basis to 0.20% of the aggregate net assets of the Fund invested in the Portfolio. The fee is not an expense of the Fund or the Portfolio.

Sub-Adviser Authorization - Although the Fund has not currently retained the services of an investment adviser or sub-adviser, it may do so in the future. Accordingly, SMC and the Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows SMC to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows SMC to revise a sub-advisory agreement with the approval of the Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. Should the Fund use the service of a sub-adviser in the future, SMC would anticipate providing the following oversight and evaluation services to the Fund:

  performing initial due diligence on prospective sub-advisers for the Fund monitoring the performance of the sub-adviser(s)

  communicating performance expectations to the sub-adviser(s)

  ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

SMC does not expect it would recommend frequent changes of sub-advisers.

Management of the Portfolio

Investment Adviser - Under the supervision of the Board of Trustees of the Portfolio, DeAM, Inc. with headquarters at 445 Park Avenue, New York, New York 10017, acts as the Master Portfolio's Investment Adviser. As Investment Adviser, DeAM, Inc. makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. For its services as investment adviser, DeAM, Inc. receives a fee of 0.70% of the Portfolio's average daily net assets with respect to its assets not invested in an affiliated mutual fund. DeAM, Inc. receives a fee of 0.10% of the Portfolio's average daily net assets with respect to those assets invested in affiliated mutual funds, such as the Scudder High Income Plus Fund.

DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2003 had total assets of approximately $85 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers - Eric Kirsch, Managing Director of DeAM, Inc., has managed the Portfolio since its inception in December 1998. Mr. Kirsch joined DeAM, Inc. in 1980. He is a Chartered Financial Analyst charterholder with 22 years of investment experience.

Sean P. McCaffrey, Managing Director of DeAM, Inc., is head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds. Mr. McCaffrey joined DeAM, Inc. in 1996. He is a Chartered Financial Analyst charterholder.

Robert Wang, Director of DeAM, Inc., is responsible for the portfolio management activities of global and tactical asset allocation portfolios. Mr. Wang joined DeAM, Inc. in 1995.

John D. Axtell, Lead Manager of DeAM, Inc., has been portfolio manager for the Wrapper Agreements in the Portfolio since it's inception. Mr. Axtell joined DeAM, Inc. in 1990.

Organizational Structure

The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Income Portfolio (i.e., the Portfolio). The Fund and the Portfolio have the same investment objective. The Portfolio is advised by DeAM, Inc.

The Portfolio may accept investments from other feeder funds. Each feeder bears the Portfolio's expenses in proportion to it's assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

Calculating the Fund's Share Price

The Fund's share price is calculated daily (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for business. The formula for calculating the Fund's NAV by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such case, a Fund's value for a security is likely to be different from the last quoted market price.

Prices for securities that trade on foreign exchanges can change significantly on days when the NYSE is closed and you cannot buy or sell Fund shares. Then prices changes may ultimately affect the price of Fund shares the next time a Fund calculates its NAV.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The securities in the Portfolio are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by the Portfolio's Board of Trustees.

The Fund uses Wrapper Agreements to attempt to maintain a stable net asset value per share. According to the procedures adopted by the Board of Trustees of the Portfolio, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Portfolio's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Buying Shares

Shares of the Fund are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Fund's Distributor, Security Distributors, Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may have a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Fund-Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Fund reserves the right to reject in whole or in part any order to purchase shares.

Market Timing/Short-Term Trading -Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Fund to another and then back again after a short period of time. As money is shifted in and out, the Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.

The Fund has adopted policies against market timing and discourages market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction (as discussed in the section titled "Exchange Privilege" of this Prospectus), that it determines to be market timing or excessive trading by a shareholder or accounts under common control.

While the Fund discourages excessive short-term trading, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

Class A Shares - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund's NAV next calculated after the order is accepted by the fund, plus the sales charge, set forth in the following table. The NAV, plus the sales charge is the "offering price." The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

Amount of Purchase at Offering Price	Sales Charge
	Applicable Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	3.5%	3.63%	3.0%
$100,000 but less than $500,000	2.5%	2.56%	2.0%
$500,000 but less than $1,000,000	1.5%	1.52%	1.0%
$1,000,000 and over	None	None	(See below)

The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.50% on sales up to $5,000,000, plus 0.25% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more.

Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

Class A Distribution Plan - The Fund has adopted a Class A Distribution Plan that allows the Fund to pay distribution fees to the Fund's Distributor. The Distributor uses the fees to finance activities related to the sale of Class A shares and services to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B Shares - Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

Class B Distribution Plan - The Fund has adopted a Class B Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 0.75% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

Class C Shares - Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

Class C Distribution Plan - The Fund has adopted a Class C Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 0.50% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Waiver of Deferred Sales Charge - The Distributor will waive the deferred sales charge under the following circumstances:

  Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

  In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

  In connection with distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code for:

  returns of excess contributions to the plan

  retirement of a participant in the plan

  a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

  Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

  Upon termination of employment of a participant in a plan

  Upon any other permissible withdrawal under the terms of the plan

Selling Shares

Selling your shares of the Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable (i) deferred sales charge and (ii) redemption fee. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares. The value of your shares at the time of redemption may be more or less than their original cost. The Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities selected in the sole discretion of the Fund. The redemption-in-kind will not include Wrapper Agreements.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

When the Interest Rate Trigger is active, redemptions that are not Qualified TSA Redemptions, Qualified IRA Redemptions or Qualified Plan Redemptions, as described in the following sections, will be subject to a 2% redemption fee. It is therefore important to consult with your professional tax advisor regarding the terms, conditions and tax consequences of such withdrawals.

To sell your shares, send a letter of instruction that includes:

  The name and signature of the account owner(s)

  The name of the Fund

  The reason you are selling your shares

  The dollar amount or number of shares to sell

  Where to send the proceeds

  A signature guarantee if

  The check will be mailed to a payee or address different than that of the account owner, or

  The sale of shares is more than $25,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Security Management Company, LLC
P.O. Box 750525
Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

  Individual or Joint Tenants: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

  UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

  Sole Proprietor or General Partner: Written instructions must be signed by an authorized individual as it appears on the account.

  Corporation or Association: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

  Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

  Retirement: Written instructions must be signed by the account owner.

Interest Rate Trigger - Qualified TSA Redemptions, Qualified IRA Redemptions and Qualified Plan Redemptions are not subject to the redemption fee at any time. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the "Interest Rate Trigger" (as described below) is "active," and not subject to those charges on days that the Interest Rate Trigger is "inactive." The Interest Rate Trigger is active on any day when, as of the preceding day, the "Reference Index Yield" exceeds the sum of the "Annual Effective Yield" of the PreservationPlus Income Portfolio ("Portfolio") plus 1.55%. The Reference Index Yield on any determination date is the previous day's closing "Yield to Worst" on the Lehman Brothers Intermediate Treasury Bond Index®. The status of the Interest Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that a NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

[1 + (Previous Day's Dividend Factor/NAV Per Share)365] - 1

Please note that the Annual Effective Yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

A shareholder is considering submitting a request for a redemption of Class A shares other than a Qualified TSA Redemption, Qualified IRA Redemption or Qualified Plan Redemption to the Fund on March 2 in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1 and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the Shareholder will be $4,900. The redemption fee will continue to apply to all redemptions which are not Qualified TSA Redemptions, Qualified IRA Redemptions or Qualified Plan Redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%. (Please note that this example does not take into consideration an individual Shareholder's tax issues or consequences including without limitation any withholding taxes that may apply.)

The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.

Shareholders can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-888-2461.

Qualified TSA Redemptions  - A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified TSA Redemption." In general, amounts distributed to a taxpayer from a TSA account prior to the date on which the taxpayer reaches age 59½ are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific exception under the tax code, are also subject to an early withdrawal penalty tax. A "Qualified TSA Redemption" is:

  a redemption made by an owner of a TSA account that is not subject to the early withdrawal penalty tax, provided however, that a rollover from a TSA account to an IRA account, or a direct trustee-to-trustee transfer of a TSA account is not a Qualified TSA Redemption unless the owner of the TSA account or IRA account continues the investment of the transferred amount in the Fund;

  a transfer to another investment option that is not a competing fund* in your TSA account if:

  your TSA account does not allow transfers to competing funds or your TSA account requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before being transferred to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 2% redemption fee if the Interest Rate Trigger is active. Specifically, if your account allows transfers to competing funds or if it does not require transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund, all transfers will be subject to a redemption fee if the Interest Rate Trigger is active.

Owners of TSA accounts requesting a redemption of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early withdrawal penalty tax and to identify the specific exception upon which he or she intends to rely. The information relating to the early withdrawal penalty tax will form the basis for determining whether a redemption is a Qualified TSA Redemption. The Fund or the Fund's Administrator may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to early withdrawal penalty tax. With respect to a transfer, the owner may be required to provide evidence that the transfer is not to a competing fund.

Qualified IRA Redemptions - A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified IRA Redemption." In general, amounts distributed to a taxpayer from an IRA account prior to the date on which the taxpayer reaches age 59½ are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific exception under the tax code, are also subject to an early withdrawal penalty tax. A "Qualified IRA Redemption" is a redemption made by an owner of an IRA account that is not subject to the early withdrawal penalty tax, provided however, that an IRA rollover, or a direct trustee-to-trustee transfer of an IRA, or a conversion from a traditional IRA for Roth IRA is not a Qualified IRA Redemption unless the owner of the IRA account continues the investment of the transferred amount in the Fund.

Owners of IRA accounts requesting a redemption of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early withdrawal penalty tax and to identify the specific exception upon which he or she intends to rely. This information will form the basis for determining whether a redemption is a Qualified IRA Redemption. The Fund or the Fund's Administrator may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to early withdrawal penalty tax.

Qualified Plan Redemptions - Your plan administrator should be contacted for information on how to redeem shares. There will be no redemption fee assessed for "Qualified Plan Redemptions," which are:

  Redemptions resulting from the plan participant's death, disability, retirement or termination of employment under certain circumstances;

  Redemptions to fund loans to, or 'in service' withdrawals that are not subject to the 10% IRS penalty tax by, a plan participant; and

  Transfers to other plan investment options that are not competing funds* if:

  your plan does not allow transfers to competing funds or

  your plan requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 2% redemption fee if the Interest Rate Trigger is active. Specifically, if your plan allows transfers to competing funds or if it does not require transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund, all transfers will be subject to a redemption fee if the Interest Rate Trigger is active.

The Fund reserves the right to require written verification of whether a redemption request is for a Qualified Plan Redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request.

Payment of Redemption Proceeds - The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or holiday, or any emergency is deemed to exist by the U.S. Securities and Exchange Commission.

By Check. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Administrator will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

Dividends and Distributions

The Fund declares dividends from its net income daily and pays the dividends on a monthly basis.

The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Directors may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

All dividends and capital gains, if any, will automatically be reinvested unless you notify the Fund otherwise.

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

Tax Considerations

The Fund does not ordinarily pay income taxes. For TSA owners, IRA owners and Plan participants utilizing the Fund as an investment option under their Plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing Plans are complex and subject to change, it is recommended that you consult your Plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your Plan and of any Plan contributions or withdrawals.

Shareholder Services

Accumulation Plan - An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Fund.

Systematic Withdrawal Program - Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Administrator, which will act as agent for the shareholder under the Program. Shares are liquidated at net asset value less any applicable Redemption Fee. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares," or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Fund.

Exchange Privilege - Shareholders who own shares of the Fund may exchange those shares for shares of the Diversified Income or High Yield series of Security Income Fund® or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund's right to reject any order to purchase shares.

Shareholders, except those who have purchased through the following custodial accounts of the Administrator, 403(b)(7) accounts, SEP accounts and SIMPLE Plans, may also exchange their shares for shares of Security Cash Fund. Exchanges may be made, only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A, Class B and Class C shares of the Fund may be exchanged for Class A, Class B and, if applicable, Class C shares, respectively, of another Security Fund. A Redemption Fee may be assessed on an exchange from the Fund to another Security Fund if the Interest Rate Trigger is active. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Fund upon 60 days' notice to shareholders. Before exchanging your shares for shares of another other mutual fund distributed by the Distributor, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Security Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund's performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund may also reject future investments from a shareholders if the shareholder engages in, or is suspected to engage in, short-term or excessive trading.

Dollar Cost Averaging. Only for shareholders of a TSA account sponsored by the Administrator and opened on or after June 5, 2000, a special exchange privilege is available. This privilege allows such shareholders to make periodic exchanges of shares from the Fund (held in non-certificate form) to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a Dollar Cost Averaging Request form from the Administrator. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Administrator will exchange shares as requested on the first business day of the month. The Administrator will make exchanges until your account value in the Fund is depleted or until you instruct the Administrator to terminate dollar cost averaging. You may instruct the Administrator to terminate dollar cost averaging at any time by written request.

Asset Rebalancing. Only for shareholders of a TSA account sponsored by the Administrator and opened on or after June 5, 2000, a special exchange privilege is available that allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificate form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an Asset Rebalancing Request form from the Administrator. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Administrator will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. You may instruct the Administrator to terminate asset rebalancing at any time by written request.

Retirement Plans - The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

General Information

Shareholder Inquiries - Shareholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for its Class A shares, Class B shares and Class C shares during the period since commencement of the Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

SECURITY CAPITAL PRESERVATION FUND
	Fiscal year ended September 30
	2003	2002	2001	2000	1999(a)

Class A - Per Share Data
Net asset value beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income	0.36	0.48	0.60	0.65	0.22
Distributions to Shareholders:
Net investment income	(0.36)	(0.48)	(0.60)	(0.65)	(0.22)
Realized gains	(0.08)	---	---	---	---
Reverse stock split(d)	0.08	---	---	---	---
Total distributions	(0.36)	(0.48)	(0.60)	(0.65)	(0.22)
Net asset value end of period	$10.00	$10.00	$10.00	$10.00	$10.00
Total investment return(b)	3.64%	4.94%	6.15%	6.65%	2.24%
Ratios/Supplemental Data
Net assets end of period (thousands)	$294,501	$361,411	$208,117	$198,235	$25,261
Ratio of net investment income to average net assets	3.68%	4.72%	6.00%	6.51%	6.16%
Ratio of expenses to average net assets(c)	1.45%	1.37%	1.20%	1.00%	1.26%
Ratio of expenses to average net assets before waivers(c)	1.53%	1.50%	1.61%	1.64%	2.18%
Class B - Per Share Data
Net asset value beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income	0.31	0.43	0.55	0.60	0.20
Distributions to Shareholders:
Net investment income	(0.31)	(0.43)	(0.55)	(0.60)	(0.20)
Realized gains	(0.08)	---	---	---	---
Reverse stock split(d)	0.08	---	---	---	---
Total distributions	(0.31)	(0.43)	(0.55)	(0.60)	(0.20)
Net asset value end of period	$10.00	$10.00	$10.00	$10.00	$10.00
Total investment return(b)	3.12%	4.42%	5.68%	6.12%	2.03%
Ratios/Supplemental Data
Net assets end of period (thousands)	$35,989	$20,677	$3,033	$790	$324
Ratio of net investment income to average net assets	3.14%	4.07%	5.44%	6.01%	5.27%
Ratio of expenses to average net assets(c)	1.95%	1.89%	1.63%	1.50%	1.89%
Ratio of expenses to average net assets before waivers(c)	2.03%	2.02%	2.04%	2.14%	2.81%

SECURITY CAPITAL PRESERVATION FUND
	Fiscal year ended September 30
	2003	2002	2001	2000	1999(a)

Class C - Per Share Data
Net asset value beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income	0.33	0.46	0.58	0.62	0.21
Distributions to Shareholders:
Net investment income	(0.33)	(0.46)	(0.58)	(0.62)	(0.21)
Realized gains	(0.08)	---	---	---	---
Reverse stock split(d)	0.08	---	---	---	---
Total distributions	(0.33)	(0.46)	(0.58)	(0.62)	(0.21)
Net asset value end of period	$10.00	$10.00	$10.00	$10.00	$10.00
Total investment return(b)	3.36%	4.68%	5.93%	6.39%	2.12%
Ratios/Supplemental Data
Net assets end of period (thousands)	$142,048	$55,723	$5,762	$1,697	$194
Ratio of net investment income to average net assets	3.38%	4.32%	5.72%	6.26%	5.51%
Ratio of expenses to average net assets(c)	1.70%	1.67%	1.41%	1.25%	1.64%
Ratio of expenses to average net assets before waivers(c)	1.78%	1.80%	1.82%	1.89%	2.56%
(a)

Security Capital Preservation Fund Class A, B and C shares were initially capitalized on May 3, 1999, with a net asset value of $10 per share. Amounts presented are for the period May 3, 1999 through September 30, 1999. Percentage amounts, except for total return, have been annualized.

(b)

Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and Class C shares. Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.

(c)	Ratio of expenses to average net assets includes expenses of the PreservationPlus Income Portfolio.
(d)

In order to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total amounts of shares held by each shareholder, including shares acquired on reinvestments of that distribution, to remain the same as before the distribution was paid and in effect reinstating the net asset value of $10 per share.

APPENDIX A

Reduced Sales Charges

Class A Shares - Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation - To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

Statement of Intention - A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

Reinstatement Privilege - Shareholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

Purchases At Net Asset Value - Class A shares of the Fund may be purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's Administrator or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that qualifies under this provision. Consequently, when a Purchaser acquires shares directly from the Fund, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Fund or other Security Funds that the Purchaser has, directly with the Fund, or through other accounts with broker/dealers or financial intermediaries.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:

Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

Annual/Semi-Annual Report - Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information - The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

Security Income Fund	811-2120

PART B.  STATEMENT OF ADDITIONAL INFORMATION

SECURITY INCOME FUND®

• Capital Preservation Series

Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3127
(800) 888-2461

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated February 1, 2004, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3127 or (800) 888-2461. The Fund's financial statements included in the Fund's September 30, 2003 Annual Report are incorporated herein by reference.

Statement of Additional Information
February 1, 2004
 RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2004,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

FUND ADMINISTRATOR Security Management Company, LLC One Security Benefit Place Topeka, Kansas 66636-0001	DISTRIBUTOR Security Distributors, Inc. One Security Benefit Place Topeka, Kansas 66636-0001	CUSTODIAN UMB Bank, N.A. 928 Grand Avenue Kansas City, Missouri 64106	INDEPENDENT AUDITORS Ernst & Young LLP Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania 19103

TABLE OF CONTENTS

General Information
Investment Methods and Additional Risk Factors
Short-Term Instruments
Certificates of Deposit and Bankers' Acceptances
Commercial Paper
U.S. Dollar-Denominated Fixed Income Securities
U.S. Dollar-Denominated Foreign Securities
U.S. Dollar-Denominated Sovereign and Supranational Fixed Income Securities
Mortgage-and Asset-Backed Securities
Wrapper Agreements
Risks of Wrapper Agreements
Illiquid Securities
When-Issued and Delayed Delivery Securities
U.S. Government Obligations
Lower-Rated Debt Securities ("Junk Bonds")
Derivatives
Futures Contracts and Options on Futures Contracts - General
Futures Contracts
Options on Futures Contracts
Options on Securities
Global Asset Allocation Strategy ("GAA Strategy")
Repurchase Agreements
Reverse Repurchase Agreements
Borrowing
Asset Coverage
Rating Services
Investment Restrictions
Management of the Fund and Trust
Officers and Directors of Security Income Fund
Trustees of Scudder Investment Portfolios
Officers of Scudder Investment Portfolios
Committees
Remuneration of Directors and Others
Security Income Fund Director Compensation Table
Portfolio Trustee Compensation Table
Principal Holders of Securities
Directors' Ownership of Securities
Valuation of Assets
Overview of TSA Accounts
Overview of the Types of Individual Retirement Accounts
Traditional IRAs
Roth IRAs
SEP-IRAs
SIMPLE IRAs
Keogh Plans
Coverdell Education Savings Accounts
Pension and Profit Sharing Plans
403(b) Retirement Plans
Simplified Employee Pension (SEP) Plans
Ownership of Shares Through Plans
Qualified Redemptions
Traditional IRAs, SEP-IRAs and SIMPLE IRAs
Roth IRAs
Keogh Plans
Coverdell Education Savings Accounts
How to Purchase Shares
Alternative Purchase Options
Class A Shares
Class A Distribution Plan
Class B Shares
Class B Distribution Plan
Class C Shares
Class C Distribution Plan
Calculation and Waiver of Contingent Deferred Sales Charges
Arrangements with Broker-Dealers and Others
Purchases at Net Asset Value
Purchases for Employer-Sponsored Retirement Plans
How to Redeem Shares
Investment Adviser
Distributor
Administrator
Code of Ethics
Proxy Voting
Custodian and Transfer Agent
Independent Auditors
Organization of Security Income Fund
Organization of the Portfolio Trust
Taxation
Taxation of the Fund
Taxation of the Portfolio
Other Taxation
Taxation of Shareholders
Portfolio Transactions and Brokerage Commissions
Portfolio Turnover
Performance Information
Standard Performance Information
Comparison of Fund Performance
Financial Statements
Appendix A

General Information

Security Capital Preservation Fund (the "Fund") is a separate series of Security Income Fund, an open-end, management investment company (mutual fund) of the series type, offering shares of the Fund ("Shares") as described herein.

As described in the Fund's Prospectus, the Fund seeks to achieve its investment objective by investing all its net investable assets (the "Assets") in PreservationPlus Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate series of Scudder Investment Portfolios, a New York master trust fund (the "Portfolio Trust"). Deutsche Asset Management, Inc. ("DeAM, Inc." or "Adviser") currently serves as the Portfolio's investment adviser.

Because the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds.

Shares of the Fund are sold by Security Distributors, Inc., the Fund's distributor (the "Distributor"), to individual retirement accounts as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"), including "SIMPLE IRAs" and "SEP IRAs," Roth IRAs as defined in Section 408A of the Code, Coverdell Education Savings Accounts ("ESAs") as defined in Section 530 of the Code (sometimes collectively referred to herein as "IRAs"), to qualified plans for self-employed individuals and partners ("Keogh Plans"), and to employees investing through participant-directed employee benefit plans, such as 401(a) plans, 403(b) plans and 457 plans (IRAs, Keogh Plans and participant-directed employee benefit plans are sometimes referred to herein as (each a "Plan" and together "Plans").

Shares are offered to Plans either directly, or through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement. In addition, after consulting with the Portfolio and the Portfolio Trust Board, the Fund agreed to accept an investment in the Fund by a charitable trust exempt from Federal income tax under Section 501(a) of the Internal Revenue Code as an organization described in Section 501(c)(3) (the "Charitable Trust"). It was agreed that the investment by the Charitable Trust in the Fund would not exceed one million dollars.

The Fund's Prospectus (the "Prospectus") is dated February 1, 2004. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Distributor at 1-800-888-2461. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings ascribed to them in the Prospectus.

Investment Methods and Additional Risk Factors

Short-Term Instruments - When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Adviser; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Other U.S. government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

U.S. Government Securities. The Portfolio may invest in obligations issued or guaranteed by the U.S. government including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Certificates of Deposit and Bankers' Acceptances - Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper - The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Adviser, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. Dollar-Denominated Fixed Income Securities - Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

U.S. Dollar-Denominated Foreign Securities - The Portfolio may invest a portion of its assets in U.S. dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

U.S. Dollar-Denominated Sovereign and Supranational Fixed Income Securities - The Portfolio may invest in U.S. dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Mortgage- and Asset-Backed Securities - The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate and consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of corporate and consumer loans, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Portfolio's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Portfolio invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investments conduits ("REMIC") Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Portfolio does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Portfolio may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Portfolio may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds and in deferred interest bonds. Zero Coupon Securities, including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See "Taxes."

Wrapper Agreements - Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.

Wrapper Providers are banks, insurance companies and other financial institutions. The number of Wrapper Providers has been increasing in recent years. As of December 2001, there were approximately 13 Wrapper Providers rated in one of the top two long-term rating categories by Moody's, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.10% to 0.25% per dollar of Covered Assets per annum.

In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which portfolio securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio's investment objectives or limitations or to the nature of the Portfolio's operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's portfolio securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

Risks of Wrapper Agreements - Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Portfolio's assets ("Covered Assets") up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Covered Assets is their purchase price (i) plus interest on the Covered Assets at a rate specified in the Wrapper Agreement ("Crediting Rate"), and (ii) less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrapper Provider based on fluctuations in the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the sale and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio's investments in Wrapper Agreements are offset against interest earned and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Under the terms of a typical Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemptions of Shares by Plan participants, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem their Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of the Covered Assets; other Wrapper Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

The Fund expects that the use of Wrapper Agreements by the Portfolio will under most circumstances permit the Fund to maintain a constant NAV per Share and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the Covered Assets held by the Portfolio less the expenses of the Fund and the Portfolio. However, there can be no guarantee that the Fund will maintain a constant NAV per Share or that any Fund shareholder or Plan participant will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the Wrapper Agreements. For example, a default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the Shares. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of portfolio securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain Wrapper Agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in DeAM, Inc.'s sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the Portfolio Trust (the "Portfolio Trust Board") determines that a Wrapper Provider is unable to make payments when due, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Wrapper Agreements generally require that the Portfolio maintain a specified percentage of its total assets in short-term investments ("Liquidity Reserve"). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term Fixed Income Securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio's (and the Fund's) investment objective and policies as described in the Prospectus and the SAI. Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities.

The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by "stable value" mutual funds, including the Fund. In the event that the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease in the Fund's net asset value.

Illiquid Securities - Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission ("SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by NASD, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Portfolio may enter into 'To Be Announced' ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Portfolio identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books, liquid assets, cash on U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

U.S. Government Obligations - The Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority, and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds") - The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by DeAM, Inc. in its sole discretion. These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, DeAM, Inc.'s research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, DeAM, Inc. will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. DeAM, Inc.'s analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

DeAM, Inc. may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Portfolio could invest in if it makes direct purchases of high yield debt securities.

Derivatives -

General. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives," such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Adviser may use derivatives in circumstances where the Adviser believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures, forward contracts, and similar strategies depend on the Adviser's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Adviser applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

  the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

  the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

  possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

  the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Futures Contracts and Options on Futures Contracts - General - The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of these instruments draws upon the DeAM, Inc.'s skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts - Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes and U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and "variation margin" may be required (that is, the Portfolio may have to provide or may receive cash that reflects any decline or increase in the contract's value).

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the termination date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the Portfolio's acquisition or sale of a futures contract, in cases where the Portfolios holds or intends to acquire fixed income securities is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities held by the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts for the acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by DeAM, Inc. may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Adviser believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

Options on Futures Contracts (Including Futures Contracts on Securities Indices) - The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which will provide a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, such losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Securities - The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid securities in a segregated account with its custodian.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received is included in the liability section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded if the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. DeAM, Inc. will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Board. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolio's limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Global Asset Allocation Strategy ("GAA Strategy") - In connection with the GAA Strategy and in addition to the securities described above, the Portfolio may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g. ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Securities Representing Securities of Foreign Issuers. The Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Foreign Currency Exchange. A forward foreign currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally may not have a deposit requirement and may be traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on Foreign Currencies. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.
 Repurchase Agreements - The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Adviser reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements - The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same dealer, type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing - The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its net assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of DeAM, Inc. to use leverage as a normal practice in the investment of the Portfolio's assets.

There can be no assurance that the use of these portfolio strategies will be successful.

Other Investment Companies. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act, that is, the Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. The Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Portfolio may invest up to 10% of its total assets, determined at the time of purchase, in the Scudder High Income Plus Fund (an affiliated mutual fund), and up to 25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Portfolio in shares of other investment companies would be subject to such duplicate expenses. The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds. The advisory fee is reduced to 0.10% of assets invested in Scudder High Income Plus Fund.

Asset Coverage - The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede the Adviser or the Portfolio's ability to meet redemption requests or other current obligations. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a 'senior security" (as defined in the 1940 Act) in connection with its use of such agreements.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts" (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 15% of its total assets in purchased protective put options. The Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, a shareholder of the Fund's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Advisor at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Directors determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to a Portfolio.
 Rating Services - The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

Investment Restrictions - The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. The phrase "majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The Fund's votes representing Fund shareholders not voting will be voted by the Directors of Security Income Fund in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its Assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

Fundamental Restrictions. As a matter of fundamental policy, the Portfolio may not:

1.  Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2.  Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3.  Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4.  Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

5.  Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

6.  Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

7.  Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8.  Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

Non-Fundamental Restrictions. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed without shareholder approval):

(i)  purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

(ii)  sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

(iii)  purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

(iv)  invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Trust Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

Management of the Fund and Trust

The Board of Directors of Security Income Fund and the Board of Trustees of the Portfolio Trust (collectively, the Directors) are each composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, respectively. In addition, the Directors review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Directors and officers of the Security Income Fund and the Portfolio Trust, their birth dates, and their principal occupations during the past five years are set forth below.
 Officers and Directors of Security Income Fund - The officers and directors of the Funds and their principal occupations for at least the last five years are as follows.

Name, Address and Age	Position(s) held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in the Security Funds Complex overseen by Director	Other Directorships held by Director
Independent Directors
Donald A. Chubb, Jr. (Age 57) 2222 SW 29th Street Topeka, KS 66611	Director	Since 1994	Business broker, Griffith & Blair Realtors.	36
Penny A. Lumpkin (Age 64) 3616 Canterbury Town Rd Topeka, KS 66610	Director	Since 1993	Partner, Vivian's Gift Shop (Corporate Retail). Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development), PLB (Real Estate Equipment Leasing), and Town Crier (Retail). Prior to 1999, Vice President and Treasurer, Palmer News, Inc.; Vice President, M/S News, Inc. and Secretary, Kansas City Periodicals. Prior to 2002, Vice President, Bellairre Shopping Center (Managing and Leasing); Partner, Goodwin Enterprises (Retail).	36
Mark L. Morris (Age 69) 5500 SW 7th Street Topeka, KS 66606	Director	Since 1991	Independent Investor, Morris Co. (personal investments). Former General Partner, Mark Morris Associates (Veterinary Research and Education).	36
Maynard. F. Oliverius (Age 60) 1500 SW 10th Avenue Topeka, KS 66604	Director	Since 1998	President and Chief Executive Officer, Stormont-Vail HealthCare.	36
Directors who are "Interested Persons"[2]
John D. Cleland (Age 67) One Security Benefit Place Topeka, KS 66636-0001	Chairman of the Board and Director	Since 1991 (Director)/ Since 2000 (Chairman)	Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.	36
James R. Schmank (Age 50) One Security Benefit Place Topeka, KS 66636-0001	President and Director	Since 1997 (Director)/ Since 2000 (President)	President and Managing Member Representative, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company, Director, Security Distributors, Inc.; Director, Vice President and Treasurer, First Security Benefit Life Insurance and Annuity Company of New York.	36

1Directors serve until the next annual meeting or their successors are duly elected and qualified.

2These directors are deemed to be "interested persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' administrator, Security Management Company, LLC ("SMC" or Administrator") and/or the parent of SMC.

Name, Address and Age	Position(s) held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Officers
Steven M. Bowser (Age 43) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 1998	Vice President and Senior Portfolio Manager, Security Management Company, LLC; Vice President and Senior Portfolio Manager, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
Brenda M. Harwood (Age 40) One Security Benefit Place Topeka, KS 66636-0001	Treasurer	Since 1998

Assistant Vice President and Treasurer, Security Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company; Vice President and Director, Security Distributors, Inc.

Amy J. Lee (Age 42) One Security Benefit Place Topeka, KS 66636-0001	Secretary	Since 1987

Secretary, Security Management Company, LLC and Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

Christopher L. Phalen (Age 33) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2002	Assistant Vice President and Portfolio Manager, Security Management Company, LLC, Security Benefit Life Insurance Company and Security Benefit Group, Inc.
David G. Toussaint (Age 37) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2001	Assistant Vice President and Portfolio Manager, Security Management Company, LLC, Security Benefit Life Insurance Company and Security Benefit Group, Inc.
Christopher D. Swickard (Age 38) One Security Benefit Place Topeka, KS 66636-0001	Assistant Secretary	Since 1996	Assistant Secretary, Security Management Company, LLC; Second Vice President and Assistant Counsel, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
1Officers serve until the next annual meeting or their successors are duly elected and qualified.

The officers of Security Income Fund hold identical offices with each of the other mutual funds in the Security Funds Family, except Messrs. Bowser and Toussaint who hold the same office only with respect to SBL Fund. The directors of Security Income Fund also serve as directors of each of the other Security Funds. Ms. Lee is also Secretary of the Distributor, Mr. Schmank is director of the Distributor and Ms. Harwood is a director and Vice President of the Distributor.

Trustees of Scudder Investment Portfolios - The officers and trustees of the Portfolio and their principal occupations for at least the last five years are as follows.

Name, Date of Birth, Position with the Trust and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Scudder Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

		86
S. Leland Dill 3/28/30 Trustee since 1986 for Scudder Advisor Funds and since 1993 for Scudder Investment Portfolios	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	84
Martin J. Gruber 7/15/37 Trustee since 1999 for Scudder Advisor Funds and since 1999 for Scudder Investment Portfolios	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (since January 2000), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Trustee, TIAA (Pension Fund) January 1996-January 2000).	85
Joseph R. Hardiman 05/27/37 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		82
Richard J. Herring 2/18/46 Trustee since 1999 for Scudder Advisor Funds and since 1999 for Scudder Investment Portfolios	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	84
Graham E. Jones 01/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	84
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	84
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for Scudder Advisor Funds and since 1993 for Scudder Investment Portfolios	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	84
William N. Searcy 09/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	84
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Director, Trust for Investment Managers (registered investment company) (April 1999 to June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November 1998).

		87
Interested Trustee
Richard T. Hale[3] 7/17/45 Chairman since 2002 and Trustee since 1999

Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director/Officer Deutsche/Scudder Mutual Funds (various dates) Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).

		198

1Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Adviser and a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.

*Inception date of the corporation which was the predecessor to the LLC.

Audit Committee. The Audit Committee of the Portfolio selects the independent auditors for the Portfolio Trust, confers with the independent auditors regarding the Portfolio Trust's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit Committee met 12 times during the calendar year ended December 31, 2003.

Officers of Scudder Investment Portfolios - Unless otherwise specified, each officer listed below holds the same position with BT Investment Portfolios.

Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[3] 7/17/45 President since 2003	See information provided under "Interested Trustee."
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Secretary since 2002

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[4] 8/5/57 Treasurer or Assistant Treasurer since 1999

Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management
Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002

Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

Caroline Pearson 4/01/63 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
4Address: Two International Place, Boston, Massachusetts.

Name, Address and Age	Position(s) held with the Portfolio Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Officers
William F. Glavin, Jr. (Age 44) Two International Place Boston, MA 02110	President	Since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Daniel O. Hirsch (Age 48) One South Street Baltimore, MD 21202	Secretary	Since 1999

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Kenneth Murphy (Age 39) Two International Place Boston, MA 02110	Vice President	Since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001).
Amy M. Olmert (Age 39) One South Street Baltimore, MD 21202	Assistant Secretary	Since 1999	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999).
Caroline Person (Age 40) One South Street Baltimore, MD 21202	Assistant Secretary	Since 2002

Managing Director, Deutsche Asset Management (2002-present) and previously Managing Director, Zurich Scudder Investments, Inc. (2001-2002); Formerly, Director and Senior Vice President, Zurich Scudder Investments, Inc.(1997-2001).

Charles A. Rizzo (Age 45) Two International Place Boston, MA 02110	Treasurer	Since 1999

Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Bruce A. Rosenblum (Age 42) One South Street Baltimore, MD 21202	Assistant Secretary	Since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
1 Officers serve until the next annual meeting or their successors are duly elected and qualified.

Each officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the investment adviser or underwriter.

No director, officer or employee of DeAM, Inc. or any of its affiliates will receive any compensation from the Portfolio Trust for serving as an officer or Trustee of the Portfolio Trust.
 Committees - The Board of Directors of the Fund has an Audit Committee the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Fund. The Audit Committee currently consists of Messrs. Chubb and Morris and Ms. Lumpkin. The Audit Committee held 12 meetings during the calendar year ended December 31, 2003.

Remuneration of Directors and Others

The Fund's directors, except those directors who are "interested persons" of the Fund, receive from the Security Income Fund an annual retainer of $2,083 and a fee of $3,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the audit committee receive a fee of $2,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The Fund pays its respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (The Directors do not receive compensation upon retiring as Director of the Fund.)

The Fund does not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended September 30, 2003, and the aggregate compensation paid to each of the directors during calendar year 2003 by all seven of the registered investment companies to which the Fund's administrator, Security Management Company, LLC ("SMC" or "Administrator") provides investment advisory or administration services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.
 Security Income Fund Director Compensation Table -

Name	Aggregate Compensation from Security Income Fund	Total Compensation from Security Fund Complex
Donald A. Chubb, Jr.	$3,773	$61,875
John D. Cleland	N/A	N/A
Penny A. Lumpkin	3,776	61,875
Mark L. Morris, Jr.	3,634	58,375
Maynard Oliverius	3,527	59,875
James R. Schmank	N/A	N/A

As of December 12, 2003 the officers and directors of Security Income Fund as a group beneficially owned less than 1% of the total outstanding voting shares of the Fund.

Portfolio Trustee Compensation Table - Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Scudder Fund and the Portfolio Trust and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Compensation from the Portfolio Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Portfolio Trust and the Fund Complex[1]
Richard R. Burt	$4,120	$0	$168,640
S. Leland Dill	$4,286	$0	$141,000
Martin J. Gruber	$4,137	$0	$140,939
Richard T. Hale	$0	$0	$0
Joseph R. Hardiman[2]	$4,137	$0	$136,000
Richard J. Herring[2]	$4,364	$0	$139,390
Graham E. Jones	$4,137	$0	$136,000
Rebecca W. Rimel[2]	$4,548	$0	$142,780
Philip Saunders, Jr.[2]	$4,136	$0	$122,498
William N. Searcy	$4,137	$0	$136,000
Robert H. Wadsworth	$4,137	$0	$170,00

1 During calendar year 2003, the total number of funds overseen by each Trustee was 68 except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (198 funds), and Wadsworth (71 funds).
2 Of amounts payable to Ms. Rimel and Messrs. Hardiman, Herring, and Saunders, $124,889, $48,150, 3$33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Principal Holders of Securities - As of December 12, 2003, the officers and directors of Security Income Fund as a group beneficially owned less than 1% of the total outstanding voting shares of the Fund.

As of December 12, 2003, the Trustees and Officers of the Trust owned in the aggregate less than 1% of the shares of the Trust (all series taken together).

As of December 12, 2003, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of the Fund's outstanding securities:

Name of Stockholder	Class Owned	Percentage Owned
Pershing LLC (of record only)	Class B Class C	6.20% 35.14%

Directors' Ownership of Securities - As of December 31, 2003, the directors of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

Name of Director	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Chubb, Jr.	Security Income Fund, Capital Preservation Series	None	over $100,000
Penny A. Lumpkin	Security Income Fund, Capital Preservation Series	None	$50,001-$100,000
Mark L. Morris, Jr.	Security Income Fund, Capital Preservation Series	None	over $100,000
	Security Mid Cap Growth Fund	over $100,000
Maynard Oliverius
	Security Income Fund, Capital Preservation Series	$50,001-$100,000	over $100,000

The following directors who are "interested persons" of the Security Income Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

Name of Director	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
James R. Schmank	Security Income Fund, Capital Preservation Series	Over $100,000
John D. Cleland	Security Income Fund, Capital Preservation Series	None	Over $100,000

Valuation of Assets

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

Overview of TSA Accounts - In general, Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase shares of a mutual fund through a custodial account, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Shares of the Fund may be purchased in connection with a TSA custodial account. TSA Accounts may provide significant tax savings to individuals, but are governed by a complex set of tax rules under the Code and the regulations promulgated by the Department of the Treasury thereunder.
 If you already have a Security Funds TSA custodial account, you may be able to invest in the Fund. If you do not presently have a Security Funds TSA custodial account and you meet the requirements of the applicable tax rules, you may be able to create a Security Funds TSA custodial account (or a TSA custodial account from another provider that makes shares of the Fund available to its customers) and invest in shares of the Fund through that TSA. Class A shares may not be available to TSA custodial accounts opened on or after June 5, 2000. The minimum initial or subsequent investment in a Security Funds TSA custodial account is $50. An annual administration fee of $25 is required for each Security Funds TSA custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any Security Funds TSA custodial account is closed.
 TSA OWNERS AND OTHER PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR PROFESSIONAL TAX AND FINANCIAL ADVISERS BEFORE ESTABLISHING A TSA OR OTHERWISE INVESTING IN SHARES.

Overview of the Types of Individual Retirement Accounts

In general, an IRA is a trust or custodial account established in the United States for the exclusive benefit of an individual or his or her beneficiaries. (Keogh Plans are established by self-employed persons, including partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement savings vehicles. Coverdell Education Savings Account IRAs are designed to provide a tax-favored means of saving for a child's educational expenses. IRAs may provide significant tax savings to individuals, but are governed by a complex set of tax rules set out under the Code and the regulations promulgated by the Department of the Treasury thereunder. If you already have an IRA or Keogh Plan, the Plan may be able to invest in the Fund. If you do not presently have an IRA or Keogh Plan, and you meet the requirements of the applicable tax rules, you may be able to create an IRA or Keogh Plan, and invest in Shares of the Fund through that Plan. Included below is a general discussion of some IRA and Keogh Plan features. However, IRA and Keogh Plan owners ("IRA/ Keogh owners") and other prospective investors should consult with their IRA and Keogh Plan provider and/or professional tax and financial advisors before establishing an IRA or Keogh Plan, or investing in Shares. Certain types of the IRAs and Keogh Plans described below may not be available through Deutsche Asset Management mutual funds. For more information call 1-800-621-1048.

Traditional IRAs - If you are under age 70½, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions for 2004, up to $3,000 ($35,000 if you are age 50 or older) but not more than 100% of your taxable compensation. These dollar limits will be adjusted in future years.) Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to, for 2004, the lesser of $3,000 ($3,500, if you are age 50 or older) or the sum of (i) your taxable compensation and (ii) the taxable compensation of your spouse, reduced by the amount of his or her IRA deduction for the year. Amounts contributed to a Traditional IRA generally are deductible for federal income tax purposes. However, if you were covered by an employer retirement plan, the amount of your contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (for 2004, $65,000 for a married couple filing a joint return and $45,000 for a single taxpayer). If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however, the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds $150,000. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above. In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from an eligible retirement plan (such as a pension or profit-sharing plan or a 401(k) plan) or another Traditional IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions. Consult your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with SMC) and professional tax advisor for complete details on Traditional IRAs.

Roth IRAs - Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may make annual contributions (for 2004, $3,000 ($3,500, if you are age 50 or older)) to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer). In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution limit for the Roth IRA will be reduced by the amount of the contribution you make to the Traditional IRA. If certain requirements are met, and (i) your modified adjusted gross income is not more than $100,000, and (ii) you are not married and filing a separate tax return, you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your Service Agent and professional tax advisor for complete details on Roth IRAs.

SEP-IRAs - SEP-IRAs are IRAs that are created in connection with a simplified employee pension ("SEP") established and maintained by a self-employed individual, a partnership or a corporation. SEP-IRAs must be created for each qualifying employee of the employer that establishes a SEP. In general, a qualifying employee is an employee who has: (i) reached the age of 21; (ii) worked for the employer at least three out of the past five years; and (iii) has received at least $450 in compensation for 2004 (subject to adjustment in future years). Each SEP-IRA is owned by the employee for whom it is created; assets of a SEP are not pooled together. SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees. Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

Simple IRAs - In general, a SIMPLE plan may be established by any employer, including a sole proprietorship, partnership or corporation, with 100 or fewer employees, and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as "salary reduction contributions" or "elective deferrals.") Elective deferrals are based on a stated percentage of the employee's compensation, and are limited for 2004 to $9,000 ($10,500, if you are age 50 or older) (indexed for inflation). Elective deferrals are included in employees' gross income only for Social Security and Medicare tax purposes (i.e., they are not included in wages for federal income tax purposes).In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee's elective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee (subject to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer. SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

Keogh Plans - Keogh Plans are qualified retirement plans established by sole proprietors or partnerships. As with other qualified retirement plans, in general, contributions to Keogh Plans are deductible, and neither such contributions nor the investment earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as Keogh Plans. In certain circumstances, Keogh Plans may provide greater tax advantages than other types of retirement plans. However, Keogh Plans must satisfy a number of complex rules, including minimum participation requirements, under which certain employees must be covered by the plan, and in some cases, minimum funding requirements. Professional assistance generally is required to establish and maintain a Keogh Plan.

Coverdell Education Savings Accounts - A Coverdell Education Savings Account ("ESA") is a trust or custodial account created for the purpose of paying the qualified higher education expenses of a designated beneficiary, i.e., a child under the age of 18 or special needs beneficiary at the time of the contributions. In general, qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary to attend an eligible educational institution. Any individual may make contributions to an ESA so long as his or her modified adjusted gross income is less than $110,000 ($220,000 for married taxpayers filing jointly).The maximum total contributions that may be made to an ESA for each child is $2,000 per year. Generally, amounts may be rolled over from one ESA to another ESA established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from ESAs to pay qualified higher education expenses. Other withdrawals generally will be subject to tax. Consult your Service Agent and or professional tax advisor for complete details.

Pension and Profit Sharing Plans

Prototype corporate pension or profit-sharing plans meeting the requirements of Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) Retirement Plans - Employees of public school systems and tax-exempt organizations meeting the requirements of Code Section 501(c)(3) may purchase shares of the Fund or of other funds in the Security Group under a Section 403(b) Plan. Class A shares may not be available to custodial accounts of the Administrator opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial account under a Section 403(b) Plan is $50. An annual administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate, the time when distributions may commence, and the number and amount of any loans requested.

Simplified Employee Pension (SEP) Plans - A prototype SEP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEP may contribute a maximum of $40,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

Ownership of Shares Through Plans

Fund Shares owned by Plan Participants through Plans are held either directly by the respective Plan, or beneficially through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, "Plan Pools"), which will in turn offer the Fund as an investment option to their participants. Investments in the Fund may by themselves represent an investment option for a Plan or may be combined with other investments as part of a pooled investment option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other characteristics of any pooled investment option in which the Shares are included prior to a Plan's initial investment in the Fund. Thereafter, the Fund will require the Plan to provide information regarding any changes to the withdrawal order and other characteristics of the pooled investment option before such changes are implemented. The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included is determined at any time to be disadvantageous to the Fund. Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-888-2461 for information regarding a Plan's account with the Fund.

Qualified Redemptions

At any time, a redemption of Fund Shares can be effected without assessment of the Redemption Fee as described in the Prospectus, if such redemption is a "Qualified Plan Redemption," a "Qualified Charitable Trust Redemption, a "Qualified TSA Redemption" or a "Qualified IRA Redemption." "Qualified Plan Redemptions" are redemptions resulting from a Plan Participant's death, disability, retirement or termination of employment (under certain circumstances). "Qualified Charitable Trust Redemptions" are redemptions from the Charitable Trust used to fund the charitable purposes of the Charitable Trust. All other redemptions are subject to the Redemption Fee if the Interest Rate Trigger is active.

A "Qualified TSA Redemption" is:

  a redemption made by an owner of a TSA account to effect a distribution from his or her account that is not subject to the 10% penalty tax imposed by Code Section 72(t), other than a rollover from a TSA account to an IRA or other TSA account and, direct trustee-to-trustee transfers, unless the owner continues the investment of the transferred amount in the Fund;

  a transfer to another investment option that is not a competing fund* in your TSA account if:

  your TSA account does not allow transfers to competing funds or your TSA account requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before being transferred to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

In general, Section 72(t) of the Code imposes a 10% penalty tax on any distribution received by a taxpayer who owns a TSA account prior to the date on which the taxpayer reaches age 59½, unless the distribution meets the requirements of a specific exception to the penalty tax. In general, rollovers or direct trustee-to-trustee transfers (direct rollovers) from a TSA account to an IRA, from one TSA account to another and from a TSA account to a qualified retirement plan or governmental 457 plan account are not subject to tax. TSA account owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to a penalty tax and, if not, to identify the specific exception upon which the owner intends to rely. The information provided by the owner will be reflected on the Form 1099-R issued to the owner and filed with the Internal Revenue Service in connection with the redemption as well as forming the basis for redemption as a Qualified TSA Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to any penalty tax. TSA Account owners should consult their tax advisers regarding the tax consequences of any redemption. TSA Account owners may be required to provide evidence that a requested transfer of funds within his or her custodial account is not a transfer to a competing fund.

Some of the exceptions to the 10% penalty taxes are described below. This description is intended to provide only a brief summary of the principal exceptions to the additional tax imposed on early withdrawals under the current provisions of the Code, which may change from time to time. The Fund intends to conform the definition of Qualified TSA Redemptions to changes in applicable tax laws; however, the Fund reserves the right to continue to define Qualified TSA Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

In general, the early withdrawal penalty tax imposed by the Code will not apply to the following types of distributions from a TSA account:

1.  Distributions made on or after the date on which the TSA account owner attains age 59½;

2.  Distributions made to a beneficiary (or to the estate of the TSA account owner) on or after the death of the TSA account owner;

3.  Distributions attributable to the TSA account owner being disabled;

4.  Distributions made to the TSA account owner after separation from service after age 55;

5.  Distributions to an alternate payee (e.g. a former spouse) pursuant to a qualified domestic relations order;

6.  Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the TSA account owner, or the joint lives (or life expectancies) of the TSA account owner and his or her designated beneficiary, after the TSA account owner separates from service;

7.  Distributions made to a TSA account owner for medical care, but not in excess of the amount allowable as a medical expense deduction by the TSA account owner on his or her tax return for the year;

8.  Distributions timely made to correct an excess contribution; and

9.  Distributions timely made to reduce an excess elective deferral.

A "Qualified IRA Redemption" is a redemption made by an IRA owner to effect a distribution from his or her IRA account that is not subject to the 10% penalty tax imposed by Section 72(t) or 530(d), as applicable, other than IRA rollovers, direct trustee-to-trustee transfers and conversions of Traditional IRAs to Roth IRAs, unless the IRA owner continues the investment of the transferred amount in the Fund.

In general, Section 72(t) of the Code imposes a 10% penalty tax on any distribution received by a taxpayer from a Traditional IRA, SEP-IRA or SIMPLE IRA prior to the date on which the taxpayer reaches age 59½, unless the distribution meets the requirements of a specific exception to the penalty tax. Similar penalties apply to early withdrawals from Roth IRAs and Keogh Plans. Section 530(d) of the Code, as currently written, imposes a separate 10% penalty tax on distributions from ESA not used to pay qualified higher education expenses.

IRA owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to a penalty tax and, if not, to identify the specific exception upon which the IRA owner intends to rely. The information provided by the IRA owner will be reflected on the Form 1099-R issued to the IRA owner and filed with the Internal Revenue Service in connection with the redemption as well as forming the basis for redemption as a Qualified IRA Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to any penalty tax. IRA owners should consult their tax advisers regarding the tax consequences of any redemption.

Some of the exceptions to the 10% penalty taxes are described below. This description is intended to provide only a brief summary of the principal exceptions to the additional tax imposed on early withdrawals under the current provisions of the Code, which may change from time to time. The Fund intends to conform the definition of Qualified IRA Redemptions to changes in applicable tax laws; however, the Fund reserves the right to continue to define Qualified IRA Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

Traditional IRAs, SEP-IRAs and SIMPLE IRAs - In general, the 10% penalty tax imposed by Section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA, SEP-IRA or SIMPLE IRA:

1.  Distributions made on or after the date on which the IRA owner attains age 59½;

2.  Distributions made to a beneficiary (or to the estate of the IRA owner) on or after the death of the IRA owner;

3.  Distributions attributable to the IRA owner's being disabled within the meaning of Section 72(m)(7) of the Code;

4.  Distributions made to the IRA owner to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under Section 213 of the Code;

5.  Distributions to unemployed individuals to the extent such distributions do not exceed the amount paid for medical insurance as described in Section 213(d)(1)(D) of the Code for the IRA owner, and his or her spouse and dependents;

6.  Distributions to an IRA owner to the extent such distributions do not exceed the qualified higher education expenses, as defined in Section 72(t)(7), for the IRA owner;

7.  Distributions to an IRA owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under section 72(t)(8) of the Code; and

8.  Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA owner, or the joint lives (or life expectancies) of the IRA owner and his or her designated beneficiary.

Roth IRAs - With respect to a Roth IRA, all "qualified distributions" are excluded from gross income and, therefore, from the 10% penalty tax imposed by Section 72(t). In general, qualified distributions from a Roth IRA include:

1.  Distributions made on or after the date on which the IRA owner attains age 59½;

2.  Distributions made to a beneficiary (or to the estate of the IRA owner) on or after the death of the IRA owner;

3.  Distributions attributable to the IRA owner's being disabled within the meaning of Section 72(m)(7) of the Code; and

4.  Distributions to an IRA owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under Section 72(t)(8) of the Code.

However, a distribution will not be a qualified distribution, even if it otherwise meets the definition, if it is made within the five-year period beginning with the first taxable year for which the IRA owner made a contribution to a Roth IRA (or such person's spouse made a contribution to a Roth IRA established for the IRA owner). Special rules apply with respect to certain types of rollovers.

To the extent a distribution from a Roth IRA is not a qualified distribution, either because it does not meet the definition of a qualified distribution in the first instance, or because it is made within the five-year period described in Section 408A(d)(2)(B), the portion of the distribution that represents earnings will be subject to tax in accordance with Section 72 of the Code, including the 10% penalty tax imposed under Section 72(t). The same exceptions to the penalty tax that apply to Traditional IRAs will apply to nonqualified distributions from Roth IRAs. In the event of a nonqualified distribution from a Roth IRA, only the earnings in the account are subject to tax; contributions may be recovered tax-free (since no deduction is permitted for such contributions). Section 408A(d) provides that distributions from Roth IRAs are considered to come first from contributions, to the extent that distributions do not exceed the total amount of contributions.

Keogh Plans - In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Keogh Plan:

1.  Distributions made on or after the date on which the Keogh owner attains age 59½;

2.  Distributions made to a beneficiary (or to the estate of the Keogh owner) on or after the death of the Keogh owner;

3.  Distributions attributable to the Keogh owner's being disabled within the meaning of section 72(m)(7) of the Code;

4.  Distributions made to the Keogh owner after separation from service after age 55;

5.  Distributions to unemployed individuals to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

6.  Distributions to an alternate payee (e.g., a former spouse) pursuant to a qualified domestic relations order; and

7.  Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Keogh owner, or the joint lives (or life expectancies) of the Keogh owner and his or her designated beneficiary.

Coverdell Education Savings Accounts - Distributions from a Coverdell Education Savings Account are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions. In addition, certain special rules are provided that permit certain rollovers or changes in beneficiaries. Any distribution that is subject to tax under Section 530 may also be subject to the 10% penalty tax imposed by Section 530(d)(4) Thus, in general, any non-exempt distribution from a Coverdell Education Savings Account that exceeds the amount of qualified higher education expenses of the designated beneficiary will be subject to the 10% penalty tax.

How to Purchase Shares

Investors may purchase shares of the Fund through authorized dealers who are members of the NASD. In addition, banks and other financial institutions may make shares of the Fund available to their customers. (Banks and other financial institutions that make shares of the Fund available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. An application may be obtained from the Administrator.

As a convenience to investors and to save operating expenses, the Fund does not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value ("NAV") per share next determined after receipt and acceptance of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

Alternative Purchase Options - The Fund offers three classes of shares:

Class A Shares - Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

Class B Shares - Back-End Load Option. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

Class C Shares - Level Load Option. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

Dealers or others may receive different levels of compensation depending on which class of shares they sell.

Class A Shares - Class A shares are offered at NAV plus an initial sales charge as follows:

Amount of Purchase at Offering Price	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	3.50%	3.63%	3.00%
$100,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	1.50	1.52	1.00
$1,000,000 and over	None	None	(See below)

The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.50% on sales up to $5,000,000, plus 0.25% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more.

Class A Distribution Plan - As discussed in the prospectus, the Fund has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Plan may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Security Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

The Plan became effective on February 10, 1999. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Fund Administrator and its officers, directors and employees, including Mr. Schmank (directors of the Fund), Messrs. Toussaint, Swickard, Bowser, Phalen, Ms. Harwood and Ms. Lee (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of the Fund from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Class B Shares - Class B shares are offered at NAV, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

Year Since Purchase Payment Was Made	Contingent Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the transfer agent.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

Class B Distribution Plan - The Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 0.75% of the average daily NAV of Class B shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 2.75% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.

Class C Shares - Class C shares of the Fund are offered at NAV, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Class C Distribution Plan - The Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 0.50% of the average daily NAV of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.25% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

Calculation and Waiver of Contingent Deferred Sales Charges - Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.

Arrangements With Broker-Dealers and Others - To the extent permitted by applicable law, the Fund's Administrator or Distributor, from time to time, will pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Fund Administrator. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Fund Administrator, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Fund Administrator. In addition, the Fund Administrator or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Fund Administrator or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

Purchases At Net Asset Value - Class A shares of the Fund may be purchased at NAV by (1) directors, officers and employees of the Fund, the Fund's Administrator or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

Purchases for Employer-Sponsored Retirement Plans - Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of Capital Preservation Fund at NAV under certain circumstances. Such plans would first purchase Class C shares of the Fund for an initial period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service provided by the dealer. After that initial period of time has elapsed, the plan would exchange at NAV existing Class C shares for Class A shares of Capital Preservation Fund, and new purchases under the plans would be made in Class A shares at NAV.

The schedule below sets forth the amount of time that retirement plan assets would remain invested in Class C shares before they would be eligible for exchange to Class A shares of Capital Preservation Fund. The schedule below also sets forth the commissions paid to dealers in connection with sales of Fund shares with respect to such retirement plans, which commissions replace those normally paid in connection with sales of Class C shares.

Eligible Plans	Number of Years Invested in Class C Shares	Commission by Year of Purchase*
		1	2	3	4	5+
Less than $1.5 mil. in assets or $400,000 in flow	8 years	5%	4%	3%	2%	1%
Less than $1.5 mil. in assets or $400,000 in flow	8 years	6%	4%	2%	1%	1%
Less than $5 mil. in assets or $1 mil. in flow	6 years	4%	3%	2%	1%	1%
Less than $5 mil. in assets or $1 mil. in flow	5 years	3%	2%	1%	1%	1%
Less than $10 mil. in assets or $2 mil. in flow	3 years	2%	1%	1%	1%	1%
Less than $10 mil. in assets or $2 mil. in flow	0 years**	1%	1%	1%	1%	1%

*The commission is a percentage of the amount invested. The year of purchase is measured from the date of the plan's initial investment in the Fund. Notwithstanding the foregoing schedule, if 50% or more of the plan assets allocated to the Fund is redeemed within the four-year period beginning on the date of the plan's initial investment in the Fund, the commission will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at NAV.

‡ Certain dealers may receive 1.25% in year 1.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions set forth above, dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment. The Distributor pays service fees quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by dealers in connection with such employer-sponsored retirement plans and remaining outstanding on the books of Capital Preservation Fund.

How to Redeem Shares

Shareholders may turn in their shares directly to the Fund Administrator for redemption at NAV (which may be more or less than the investor's cost). The redemption price will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge and redemption fee. Shares may be redeemed in cash or in-kind. (See "Valuation of Assets")

Shares will be redeemed on request of the shareholder in proper order to the Fund Administrator, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Fund Administrator: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Fund Administrator for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Fund Administrator reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Fund Administrator.

The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 50 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment of the amount due on redemption, less any applicable deferred sales charge and redemption fee will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Fund in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Fund repurchases shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Fund's account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences.

At various times the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

Investment Adviser

DeAM, Inc. is the Portfolio's investment adviser. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank is a company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Adviser may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Deutsche Bank has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Deutsche Bank, its parent or its subsidiaries or affiliates and, in dealing with its customers, Deutsche Bank, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any affiliate.

For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, DeAM, Inc., earned $11,339,303, $3,475,084, and $1,400,942, respectively, for compensation of investment advisory services provided to the Portfolio. For the same periods, DeAM, Inc., reimbursed $1,492,773, $752,588, and $427,358, respectively, to the Portfolio to cover expenses. The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. This team works for the Adviser or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Adviser or its affiliates believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund's Prospectus, as of the date of the Fund's Prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

Distributor

The Distributor, a Kansas corporation and wholly owned subsidiary of Security Benefit Group ("SBG"), serves as the principal underwriter for shares of the Fund pursuant to a Distribution Agreement. The Distributor also acts as principal underwriter for Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Municipal Bond Fund and SBL Fund.

The Distributor receives a maximum commission on sales of Class A shares of 3.50% and allows a maximum discount of 3% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

For the fiscal years ended September 30, 2001, 2002 and 2003, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.

	2003	2002	2001
Gross Underwriting Commissions	$207,920	$130,018	$20,219
Net Underwriting Commissions	34,442	(26,288)	328
Compensation on Redemptions	94,579	48,219	1,491

The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker.

The Fund's Distribution Agreement is renewable annually either by its Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

Administrator

Pursuant to a Fund Accounting and Administration Agreement with Security Income Fund, dated February 1, 2004, Security Management Company, LLC acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing function for the Fund. For these services, SMC receives 0.09% of the Fund's average daily net assets, or $25,000 per year, whichever is greater. The fee is calculated daily and payable monthly.

Under a Transfer Agency Agreement dated February 1, 2004, SMC also performs the transfer agency function for the Fund. As such, SMC performs all shareholder servicing functions, mailing shareholder communications and acting as dividend disbursing agent. For these services, SMC receives the following fees:

1.   Account Set-Up Charge - A fee of $4 to open an account on SMC's transfer agency system to hold shares of the Fund.

2.  Annual Maintenance Charge - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Administrator's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.  Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Fund is also subject to a minimum fee per year of $25,000. In addition, the Fund as agreed to reimburse SMC for expenses SMC pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund where such shares are held in an omnibus account.

During the fiscal years ended September 30, 2003, September 30, 2002, and September 30, 2001, the Fund paid (under a prior Fund Accounting and Administration Agreement and Transfer Agency Agreement with SMC) the following amounts to SMC for the services noted above.

	2003	2002	2001
Administrative service fees paid to Administrator	$473,982	$305,235	$181,898
Transfer Agency service fees paid to Administrator	321,862	103,176	46,123
Reimbursement of expenses by Administrator	---	---	---

Under a sub-administration agreement between SMC and Bankers Trust, Bankers Trust has agreed to provide certain fund accounting services to the Fund, including calculation of the Fund's daily NAV. For these services, SMC pays Bankers Trust a fee of $16,000 per year.

Under an administration agreement dated July 1, 2001, Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank, N.A., provides such administrative services as the Board of Trustees of the Portfolio reasonably deem necessary for the proper administration of the Portfolio. ICCC will generally assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationary and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended September 30, 2003, September 30, 2002, and September 30, 2001, ICCC or its affiliate, Bankers Trust, earned $907,875, $266,592, and $102,258, , respectively, as compensation for administrative and other services provided to the Portfolio.

Pursuant to a separate Management Services Agreement, SMC also performs certain other services on behalf of the Fund. Under this Agreement, SMC provides feeder fund management and administrative services to the Fund which include monitoring the performance of the Portfolio, coordinating the Fund's relationship with the Portfolio, communicating with the Fund's Board of Directors and shareholders regarding the Portfolio's performance and the Fund's two tier structure, and in general, assisting the Board of Directors of the Fund in all aspects of the administration and operation of the Fund. For these services, the Fund pays SMC a fee at the annual rate of 0.20% of its average daily net assets, calculated daily and payable monthly.

For the fiscal year ended September 30, 2003, the fees paid pursuant to the Management Services Agreement with SMC were $1,053,282.

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Fund, Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight.

The Adviser has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Adviser and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Adviser's general position on various proposals, such as: Shareholder Rights - the Adviser generally votes against proposals that restrict shareholder rights; Corporate Governance - the Adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments; Anti-Takeover Matters - the Adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification; the Adviser generally votes for fair price proposals; Routine Matters - the Adviser generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Adviser or an affiliate serves as investment adviser or principal underwriter ("affiliated investment companies"). The Adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Adviser's general voting positions on various proposals, the Adviser may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions. The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Adviser or an affiliate serves as investment adviser or sponsor. The Adviser may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative. As mentioned above, the Policies describe the way in which the Adviser resolves conflicts of interest. To resolve conflicts, the Adviser, under normal circumstances, votes proxies in accordance with its Guidelines. If the Adviser departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Adviser will vote the proxy. Before voting any such proxy, however, the Adviser's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Adviser has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Adviser has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Adviser may not be able to vote proxies or the Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Adviser generally does not vote proxies on securities subject to share blocking restrictions.

Custodian and Transfer Agent

State Street Bank and Trust Company, 220 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Portfolio pursuant to the custodian agreement. As Custodian, it holds the Portfolio's assets. Investment Company Capital Corporation, One South Street, Baltimore, Maryland 21202, serves as transfer agent of the Portfolio pursuant to the administration agreement. Bankers Trust may be reimbursed by the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. UMB Bank, N.A. 928 Grand Avenue, Kansas City, Missouri 64106 serves as Custodian for the Fund and as such, holds all the Fund's assets.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, 19103, acts as independent auditors of Security Income Fund and the Portfolio.

Organization of Security Income Fund

Security Income Fund was organized as a Kansas corporation on April 20, 1965 and is registered with the SEC as an investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund.

The Articles of Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series.

Security Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in three series, Diversified Income Fund, High Yield Fund and Capital Preservation Fund. The shares of each Series of Security Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

Each Series of Security Income Fund currently issues three classes of shares. Each class of shares participates proportionately, based on its relative NAV, in dividends and distributions and has equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of each Series of Security Income Fund will be fully paid and nonassessable. Shares may be exchanged as described under "Exchange Privilege," in the Prospectus but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the Series of Security Income Fund vote together with each share having one vote. Under certain circumstances, the shareholders of one series of Security Income Fund could control the outcome of these votes. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

Security Income Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of Security Income Fund's outstanding shares.

Organization of the Portfolio Trust

The Portfolio Trust was organized as a trust under the laws of the State of New York on March 27, 1993. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series (each, a "Portfolio" and, collectively, the "Portfolios"). No Portfolio has any preference over any other Portfolio. Investors in the Portfolios are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolios. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. Investments in the Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolios may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio Trust are issued only upon the written request of an investor.

Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment. The Portfolios will all vote together in certain circumstances (e.g., election of the Portfolio Trust's Trustees, as required by the 1940 Act and the rules thereunder). One or more Portfolio of the Portfolio Trust could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Portfolio Trust, or in a Portfolio as the case may be, may control the outcome of votes and in such event the other investors in the Portfolios would not be able to elect any Trustee. The Portfolio Trust is not required and has no current intention to hold annual meetings of investors, but the Portfolio Trust will hold special meetings of investors when in the judgment of the Portfolio Trust's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Portfolio Trust's Declaration of Trust without the affirmative majority vote of investors (with the vote of each being in proportion to the amount of its investment).

The Portfolio Trust, with respect to each Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two-thirds of the Portfolio's investors (with the vote of each being in proportion to its percentage of the beneficial interests in the Portfolios), except that if the Trustees of the Portfolio Trust recommend such sale of assets, the approval by vote of a majority of the investors (with the vote of each being in proportion to its percentage of the beneficial interests of the Portfolios) will be sufficient. A Portfolio may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of two-thirds of its investors (with the vote of each being in proportion to the amount of its investment), or (ii) by the Trustees of the Portfolio Trust by written notice to its investors.

Investors in the Portfolios of the Portfolio Trust will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio Trust in the event that there is imposed upon an investor a greater portion of the liabilities and obligations than its proportionate beneficial interest. The Declaration of Trust also provides that the Portfolio Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Portfolio Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Portfolio Trust itself was unable to meet its obligations with respect to any Portfolio thereof.

The Declaration of Trust further provides that obligations of each Portfolio of the Portfolio Trust are not binding upon the Trustees individually but only upon the property of the Portfolio of the Portfolio Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Portfolio Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in the earnings and assets of the particular series. Investors in each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but investors of all series may vote together in the election or selection of Trustees and principal underwriters. Upon liquidation or dissolution of any series of the Portfolio Trust, the investors in that series would be entitled to share pro rata in the net assets of that series available for distribution to investors.

Taxation

Taxation of the Fund - The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the "Income Requirement"), (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), and (c) distribute for each taxable year at least 90% of its investment company taxable income (generally consisting of interest, dividends and the excess of net short-term capital gain over net long-term capital loss).

The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a regulated investment company. See the next section for a discussion of the tax consequences to the Fund of hedging transactions engaged in by the Portfolio.

Taxation of the Portfolio - The Portfolio has elected to be treated as a regulated investment company under of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. The Portfolio is subject to the same asset diversification and income distribution requirements applicable to the fund and as discussed above.

The Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Portfolio will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Fund's investments.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Portfolio, which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the portfolio level.

Other Taxation -The investment by the Fund in the Portfolio should not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a separate series of a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the State of Kansas.

If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Taxation of Shareholders - The investors permitted in the Fund are generally not subject to current taxation on dividends and capital gain distributions or on gains from the sale or exchange of Fund shares. Accordingly, there is no discussion of the taxation on shareholders.

Portfolio Transactions and Brokerage Commissions - The Adviser is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/ dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Portfolio's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

For the year ended September 30, 2001, September 30, 2002, and September 30, 2003 the Portfolio paid brokerage commissions in the amount of $23,347, $81,162, and $247,160, respectively.

When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place such orders with broker/dealers who supply research services to the Adviser or the Portfolio. The term "research services," may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Adviser or the Portfolio in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to the Portfolio and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Portfolio, the Adviser may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Adviser has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Adviser believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Adviser and its affiliates expect that the Portfolio and the Fund will benefit by the direction of orders of the funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Portfolio has acquired during its most recent fiscal year. As of September 30, 2003, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of September 30, 2003 ($)
Citigroup Inc.	$8,506,592
Bank of America Corp.	$8,107,927
Nomura Asset Securities Corp.	$6,823,974
Goldman Sachs Group, Inc.	$5,296,833
Bank One Corp.	$4,312,756
Wachovia Corp.	$3,871,048
Credit Suisse First Boston USA, Inc.	$3,750,295
Morgan Stanley Dean Witter & Co.	$2,972,641
Suntrust Banks, Inc.	$2,513,791
Bank of New York, Inc.	$2,381,136
Toronto Dominion Bank	$1,686,869
Barclays Bank plc	$1,212,640
PNC Funding Corp.	$1,137,383
First Union National Bank	$1,113,922

Portfolio Turnover - Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases. For the fiscal years ended September 30, 2002 and September 30, 2003, the Portfolio's turnover rate was 62% and 244%, respectively.

Performance Information

Standard Performance Information - From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield. Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Per SEC regulations, the yield of the Fund (the "SEC yield") shall be calculated on any determination date as follows:

2[((a - b)(c * d) + 1)6 - 1]

wherea =current income measured over a 30-day period.

b =Expenses accrued during the same 30-day period.

c =Average daily number of shares outstanding during the same 30-day period.

d =Maximum offering price per share on the last day of the period.

The SEC yield for the Fund for the 30 days ended September 30, 2003 was as follows: Class A - 3.13%, Class B - 2.74%, Class C - 2.99%.

The "annual effective yield" of the fund is intended to represent one day's investment income expressed as an annualized yield and compounded annually. It shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day.

[1 + (	previous day's dividend factor	)365	] - 1
NAV per share

Example: If on March 1, the Fund's dividend factor is 0.00174163 and the Fund's NAV per share is $10, then the Fund's annual effective yield for March 2 equals 6.56%.

The annual effective yield of the Fund on September 30, 2003 was as follows: Class A - 3.31%, Class B - 2.79%, and Class C - 3.05%.

The annual effective yield of the Portfolio is used in determining when the interest rate trigger is active.

Performance information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Fund's ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, the Fund's administrator, Security Management Company, LLC may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund , on a month-to-month basis. Waivers of expenses may also occur from time to time with respect to the Portfolio. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Total return. Total return is the change in value of an investment in the shares over a given period, assuming reinvestment of any dividends and capital gain distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures that represent aggregate performance over a period or year-by-year performance. The Fund's average annual total returns for the periods ended September 30, 2003, including deduction of the applicable sales charge, were as follows:

	1 Year	Since Inception
Class A	0.03%	4.51%[1]
Class B	(1.88)%	4.45%[1]
Class C	2.36%	5.09%[1]
1.Date of inception May 3, 1999.

Performance Results. Any performance information provided for the Fund should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Portfolio but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. Total return reflects the performance of both principal and income.

Unless noted otherwise, the Fund's total return and average annual total return will reflect deduction of the maximum initial sales load in the case of Class A shares or the applicable deferred sales charge in the case of Class B and Class C shares. From time to time the Fund may include performance information in advertisements and sales literature without deduction of the sales charge, which, if deducted, would reduce the performance data quoted.

Comparison of Fund Performance - Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Financial Statements

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 2003, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 2003. Copies of the Fund's and the Portfolio's Annual Report are provided to every person requesting the Statement of Additional Information.

APPENDIX A

Description of Moody's
Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's
Corporate Bond Ratings

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings

Investment Grade

AAA (Highest credit quality) - 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA (Very high credit quality) - 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A (High credit quality) - 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB (Good credit quality) - 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB (Speculative) - 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B (Highly speculative) - 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C (High default risk) - Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D (Default) - The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Notes - "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

Description of Moody's
Short-Term Debt Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings

A-1 - An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated 'A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated 'A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch's Commercial Paper Ratings

F1 (Highest credit quality) - Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 (Good credit quality) - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 (Fair credit quality) - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B (Speculative) - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C (High default risk) - Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (Default) - Denotes actual or imminent payment default.

Notes - "+" or "-" may be appended to an 'F1' rating class to denote relative status within the category.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Description of Moody's Insurance Financial Strength Ratings

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group-one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Description of S&P Claims Paying Ability Rating Definitions

Secure Range - AAA to BBB

"AAA" - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB" - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range - BB to CCC

"BB" - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

"CCC" - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

"R" - Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Insurance Financial Strength Ratings:

AAA (Exceptionally strong) - Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA (Very strong) - Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A (Strong) - Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB (Good) - Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB (Moderately weak) - Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B (Weak) - Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C (Very weak) - Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D (Distressed) - These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90%-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50%-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Notes - "+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the 'AAA' category or to ratings below the 'CCC' category.

Ratings of 'BBB-' and higher are considered to be "secure," and those of 'BB+' and lower are considered to be "vulnerable."

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend, and in these cases, the Rating Outlook may be described as "evolving."

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

PART C.  OTHER INFORMATION

Item 23.Exhibits

(a)  Articles of Incorporation(5)

(b)  By-laws(1)

(c)  Specimen copy of share certificate for Registrant's shares of capital stock(2)

(d)(1) Investment Advisory Contract(8)

      (2) Form of Sub-Advisory Contract - Four Corners Capital Management, LLC(8)

      (3) Investment Advisory Contract between the PreservationPlus Income Portfolio and Deutsche Asset Management, Inc.(7)

(e)(1) Distribution Agreement (8)

      (2) Class B Distribution Agreement (8)

      (3) Class C Distribution Agreement (8)

      (4) Underwriter-Dealer Agreement(4)

(f) Form of Non-Qualified Deferred Compensation Plan(3)

(g)  Custodian Agreement - UMB Bank, n.a. (9)

(h)(1) Third Party Feeder Fund Agreement(7)

      (2) Recordkeeping and Investment Accounting Agreement(1)

      (3) Management Services Agreement(1)

      (4) Fund Accounting and Administration Agreement(8)

      (5) Transfer Agency Agreement(8)

      (6) Administration Agreement(7)

(i)  Legal Opinion(7)

(j)  Consent of Independent Auditors

(k)  Not applicable

(l)  Not applicable

(m)(1) Distribution Plan(7)

      (2) Class B Distribution Plan(7)

      (3)Class C Distribution Plan(7)

      (4) Form of Shareholder Service Agreement(7)

(n)  Multiple Class Plan(6)

(o)  Reserved

(p)  Code of Ethics

      (1) Security Funds, Security Management Company, LLC ("SMC"), and Security Distributors, Inc.(4)

      (2) Deutsche Asset Management, Inc.(6)

      (3) Sub-Adviser Code of Ethics - Four Corners Capital Management, LLC(8)

(q)  Powers of Attorney

      (1) Security Funds(5)

      (2) Deutsche Asset Management, Inc.(9)

(1)  Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 64 to Registration Statement No. 2-38414 (filed November 29, 1999).

(2)  Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 61 to Registration Statement No. 2-38414 (filed February 16, 1999).

(3)  Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38414 (filed April 30, 1997).

(4)  Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement 2-19458 (filed November 20, 2000).

(5)  Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 68 to Registration Statement 2-38414 (filed November 20, 2000).

(6)  Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 93 to Registration Statement 2-19458 (filed November 15, 2002).

(7)  Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 (filed January 11, 2002).

(8)  Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 75 to Registration Statement (filed January 16, 2004).

(9)  Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 73 to Registration Statement No. 2-38414 (filed January 10, 2003).

Item 24.Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 25.Indemnification

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

30.Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.  for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B.  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C.  for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.  for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.Business or Other Connections of Investment Adviser

Not applicable.

Item 27.Principal Underwriters

(a) Security Equity Fund

      Security Mid Cap Growth Fund

      Security Large Cap Value Fund

      Security Municipal Bond Fund

      SBL Fund

      Variflex Variable Annuity Account (Variflex)

      Variflex Variable Annuity Account (Variflex ES)

      SBL Variable Life Insurance Account (Varilife)

      Variable Annuity Account VIII (Variflex LS)

      Variable Annuity Account VIII (Variflex Signature)

      Variable Annuity Account VIII (Variflex Extra Credit)

      SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)

      SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)

      SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)

      SBL Variable Annuity Account XIV (NEA Valuebuilder)

      SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)

      SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)

      SBL Variable Annuity Account XIV (AEA Variable Annuity)

(b)	(1) Name and Principal Business Address*	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant
	Gregory J. Garvin	President and Director	None
	James R. Schmank	Director	President and Director
	Amy J. Lee	Secretary	Secretary
	Brenda M. Harwood	Vice President and Director	Treasurer
	Tamara L. Brownfield	Treasurer	None
	Frank Memmo	Director	None
	Richard J. Wells	Director	None

*One Security Benefit Place, Topeka, Kansas 66636-0001

(c)Not applicable.

Item 28.Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001; and Deutsche Asset Managment, Inc., 445 Park Avenue, New York, New York 10017. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

Item 29.Management Services

Not applicable.

Item 30.Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 76 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 30th day of January 2004.
SECURITY INCOME FUND (the Registrant)
By: JAMES R. SCHMANK
James R. Schmank, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 30th day of January 2004.

John D. Cleland
Chairman of the Board and Director

James R. Schmank
President and Director

Donald A. Chubb, Jr.
Director

Penny A. Lumpkin
Director

Mark L. Morris, Jr.
Director

Maynard Oliverius
Director

SECURITY INCOME FUND
By:	JAMES R. SCHMANK
James R. Schmank, President and as Attorney-In-Fact for the Officers and Directors Whose Names Appear Opposite
BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer (Principal Financial Officer)

This Post Effective Amendment No. 76 to the Registration Statement of Security Income Fund has been signed below by the following persons on behalf of PreservationPlus Income Portfolio in the capacities indicated.
	NAME	TITLE	DATE
By:	/s/ Charles A. Rizzo	Treasurer	January 30, 2004
Charles A. Rizzo
By:	/s/ Bruce A. Rosenblum	Assistant Secretary (Attorney in Fact for the persons listed below)	January 30, 2004
Bruce A. Rosenblum
	/s/ WILLIAM GLAVIN William Glavin	President
	/s/ RICHARD R. BURT Richard R. Burt	Trustee
	/s/ S. LELAND DILL S. Leland Dill	Trustee
	/s/ MARTIN J. GRUBER Martin J. Gruber	Trustee
	/s/ RICHARD T. HALE Richard T. Hale	Trustee
	/s/ JOSEPH R. HARDIMAN Joseph R. Hardiman	Trustee
	/s/ RICHARD J. HERRING Richard J. Herring	Trustee
	/s/ GRAHAM E. JONES Graham E. Jones	Trustee
	/s/ REBECCA W. RIMEL Rebecca W. Rimel	Trustee
	/s/ PHILIP SAUNDERS, JR. Philip Saunders, Jr.	Trustee
	/s/ WILLIAM N. SEARCY William N. Searcy	Trustee
	/s/ ROBERT H. WADSWORTH Robert H. Wadsworth	Trustee

Exhibit Index

(j)    Consent of Ernst & Young LLP, Independent Auditors